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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported) July 13, 1998


                             NEW WEST EYEWORKS, INC.
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             (Exact name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


               1-12740                                 34-1589514
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     (Commission File Number)            (I.R.S. Employer Identification No.)


                 2104 West Southern Avenue, Tempe, Arizona 85282
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               (Address of Principal Executive Office) (Zip Code)


                                  (602)438-1330
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events

         On July 14, 1998, New West Eyeworks, Inc. issued the press release attached hereto as Exhibit 99.1 which is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

                                    EXHIBITS

Exhibit 99.1 Press Release dated July 14, 1998 issued by New West Eyeworks, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      NEW WEST EYEWORKS, INC.

Dated: July 14, 1998
                                                      By: /s/ Byron S. Krantz
                                                          ----------------------
                                                              Byron S. Krantz
                                                      Its: Secretary




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                                  EXHIBIT INDEX

Exhibit 99.1 Press Release dated July 14,1998 issued by New West Eyeworks, Inc.